MONETIZATION OF PIRATED INTELLECTUAL PROPERTY

RIGHTSCORP

OTCQB: RIHT

SAFE HARBOR STATEMENT

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of Rightscorp, Inc. Any use or redistribution of this document or its contents without the express written consent of Rightscorp is prohibited. All statements other than statements of historical fact included in this presentation, including, without limitation, statements regarding the Company's anticipated financial position, business strategy and plans and objectives of management of the Company for future operations, are forward-looking statements. When used in this presentation, words such as "anticipate," "believe," "estimate," "expect," "intend," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors not limited to, general economic and business conditions, competitive factors, changes in business strategy or development plans, the ability to attract and retain qualified personnel, and changes in legal and regulatory requirements. Such forward-looking statements reflect the current views of the Company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph.

TRADING SNAPSHOT

TICKER	(OTCQB) RIHT
PRICE (11/19/14):	$0.095
52 WEEK RANGE:	$0.09 - $0.97
AVG. VOLUME (90 DAY):	92,246
SHARES OUTSTANDING:	90.60 million
MARKET CAP:	$8.6 million
FLOAT:	63.75 million
FISCAL YEAR END:	December 31
OTHER:	Blue Sky qualified; DTC eligible; fully reporting

"Property is surely a right of mankind as real as liberty."

- John Adams

"Private property began the instant somebody had a mind of his own."

- e. e. cummings

FILESHARING EPIDEMIC

Most forms of media are available illegally on the internet:



MUSIC FILM TV SHOWS BOOKS SOFTWARE GAMES

MULTI-BILLION DOLLAR DILEMMA

INTERNET BANDWIDTH

22% of all global internet bandwidth used for online piracy.

LOST WAGES

$2.7 BILLION in workers' earnings lost annually due to online piracy.

MUSIC INDUSTRY

$12.5 BILLION in economic losses due to piracy annually.

SOFTWARE

$59 BILLION global commercial value of pirated software in 2010.

Sources: Online Piracy Statistics Infographic; Business Software Alliance

RIGHTSCORP BY THE NUMBERS

2011

year of company founding and launch of proprietary technology

130,000+

peer-to-peer infringements successfully collected on

1.5+ MILLION

copyrights covered under currently signed agreements

200

ISPs to date – by far highest in industry

160,000+

copyrights active in system

50/50

split on all collections with copyright holders

SPREAD AND IMPACT

SITUATION

27% of upstream internet in North America is filesharing.

REVENUE IMPACT

Majority is unauthorized leading to lost revenues.

DIFFICULT TO IDENTIFY

Computers send file to one another, not centralized sites.

IMPACT ON MEDIA REVENUES

U.S. HOME VIDEO

(BlueRay, DVD, PPV, Digital, Streaming)



$25.0 BILLION
1.4 BILLION
$18.5 BILLION
↓26%
11 BILLION
↑685%
2006
2011
U.S. Home Video Revenue
P2P Movie Downloads

WORLDWIDE MUSIC

(iTunes, Physical, Digital, Streaming)



$27.3 BILLION
1.4 BILLION
$16.9 BILLION
↓38%
>500 BIL.
↑500x
1999
2011
World Wide Revenue
P2P Music Downloads

[1] Futuresource, December 2008 (forums.highdefdigest.com/high-definition-smackdown/117934-futuresource-consulting-blu-ray-top-50-sales-2014-od-still-33b-72-share.html)
[2] www.isuppli.com/Media-Research/News/Pages/Network-Delivery-of-Video-Fails-to-Live-Up-to-Hype-in-2010.aspx

SELECTED CLIENTELE

REPRESENTING INDUSTRY LEADERS IN **FILM, TELEVISION, MUSIC, PUBLISHING, GAMING AND SOFTWARE**, INCLUDING:

Gravity; Big Bang Theory; Gossip Girl, Vampire Diaries; Friends; Two and a Half Men; Argo

13+ songs in Billboard Hot 100
Bruno Mars; Foo Fighters

Shapiro Bernstein

Rihanna
David Guetta

5 Beatles songs

Eric Clapton; Rolling Stones; Nine Inch Nails; Tammy Wynette; Pete Seeger

Eric Clapton
Rolling Stones

KEY PERSONNEL

CHRISTOPHER SABEC, CEO
- Experienced Entertainment Executive
- CEO, Jerry Garcia Estate
- Managed Multi-Platinum Hanson
- Helped Launch Dave Matthews Band

ROBERT STEELE, CTO/COO
- Transaction Processing GMAC, FedEx, Amgen, Nalco
- Software Integration for ABB, AOL, Berkshire Hathaway

BRETT M. JOHNSON, CHAIRMAN OF THE BOARD
- Founder of Benevolent Capital Partners, a $50 million private equity and consulting company
- Former CEO and President of Forward Industries

GREG BOSWELL, LEAD DEVELOPER
- 25+ years of software development w/ Department of Defense

BILL ZYSBLAT, ADVISOR
- Business manager for David Bowie, Sting, Rolling Stones, U2

MALCOLM CASSELLE, ADVISOR
- xfire.com; Groupon China; Medipass CEO

PETER PATERNO, ADVISOR
- Attorney for Metallica, Dr. Dre
- Filed lawsuit that brought down Napster

GREGORY NOVECK, ADVISOR
- Senior Vice President, Syfy Films

CRAIG HARMON, OUTSIDE COUNSEL
- 25 years McGuireWoods (full partner)

CAPITALIZATION TABLE

	EXPIRATION/ MATURITY DATE	EXERCISE PRICE RANGE	SHARES
Total Current Shares Outstanding			**90,602,503**
Warrants and Options	4/15/2015 to 8/18/2024	$0.0862 to $0.75	24,604,059
Convertible Debt - $10K	extended on monthly basis per verbal contract	$0.1276	78,370
Fully Diluted Shares (as reported)			**115,284,932**
Hartford Equity Inc. Ownership [1]			5,262,000
Insider ownership percentage (based on shares outstanding) [2]			**28%**

[1] Hartford agreed to invest $2 million under the following terms: $0.50 a share with 1 warrant exercisable at $0.75 for every share purchased. Hartford has funded $1.7 million to date.

[2] Includes shares owned by Co-founder and Senior Software Developer.

PROCESS [U.S. MODEL]

SCAN
peer-to-peer networks for infringements

SEND
automated settlement offer to infringer per infringement

IDENTIFY
non-responsive repeat infringers

SETTLE
with infringers facing ISP suspension

RIGHTSCORP HAS:

Most scalable anti-piracy technology: designed to find every infringement worldwide

Most effective anti-piracy technology: tracks repeat infringers over time

SETTLEMENT NOTICE PROCESS

1. **RECORD** evidence of infringer distributing material.
2. **SEND OUT** notice to ISP with data detailing offense.
3. **ISP FORWARDS** notice to subscriber we have identified as violating law while using their ISP.
4. **ISP MAY SUSPEND** subscriber until, or unless subscriber settles.


In order to help you avoid further legal action from Our client, we have been au
offer a settlement solution that we believe is reasonable for everyone.

To access this settlement offer, please copy and paste the URL below into a brow
the instructions for the settlement offer:

https://secure.digitalrightscorp.com/settle/GB-c478b338-0fce-4bac-9fc3-20da7150a

Password: paDulAb

Very truly yours,

Christopher Sabec

CEO

DigitalRights
3100 Donald Douglas Loop, North,
Santa Monica, CA 90405
Telephone: (424) 234-3150

** For any correspondence regarding this case, please send your emails to
DMCA@DigitalRightsCorp.com and refer to Notice ID: GB-c478b338-0fce-4bac-9fc3-20

If you need immediate assistance or if you have general questions please call th
above.

Infringement Source: Limewire

Timestamp: 2011-05-17 04:50:50.0 GMT

Infringers IP Address: 68.55.78.104

Infringers Port: 14202

Listing of infringement(s) (Title/Filename/Timestamp/Hash): sweet home chicago |
Stevie Ray Vaughan - Sweet Home Chicago (Live 5-26-90) (w Buddy Guy, Robert Cray
Jimmy Vaughn).mp3 | 2011-05-17 04:50:50.0 | SHA1 |

ISP COOPERATION

EVERY U.S. ISP HAS RIGHTSCORP WEB PAGE HIGHLIGHTING 17 USC 512 (I) LIABILITY.

Motivates forwarding notices to reduce repeat Infringers.

REDUCES OPERATING COSTS THROUGH REDUCED BANDWIDTH AND MAINTENANCE EXPENSE.

Less illegal content distributed means lower upload/download traffic.

ACTION BY ISPS FOSTERS GOOD RELATIONSHIP WITH CONTENT PROVIDERS.

Content providers to ISPs include Warner Brothers, BMG, etc.

ISPS OFTEN SUSPEND REPEAT INFRINGERS REDUCE POTENTIAL LIABILITY.

Growing percentage of infringers settle to avoid suspension.

29 PATENTS PENDING GLOBALLY

US PATENT APPLICATION NO. 13/437,756 FAMILY

System to Identify Multiple Copyright Infringements

(also filed and pending in Europe, Canada, Australia, India, and China)

US PATENT APPLICATION NO. 13/103,795

System and Method for Determining Copyright Infringement and Collecting Royalties

US PATENT APPLICATION NO. 13/485,178 FAMILY

System to Identify Multiple Copyright Infringements and Collecting Royalties

(also filed and pending in Europe, Canada, Australia, India, China, Israel, Brazil, and Japan)

US PATENT APPLICATION NO. 61/942,707

Print Anti-Piracy Campaign

US PATENT APPLICATION NO. 13/594,596 FAMILY

System to Identify Multiple Copyright Infringements

(also filed and pending in Europe, Canada, Australia, India, China, Israel, Brazil, and Japan)

RIGHTSCORP MARKET SHARE



[VALUE]
1,331,207
168,793
iTunes Catalog Content with Additional Opportunities for Copyright Monetization
RIHT Authorized Content Catalog = Future Additional Revenues
RIHT Ingested Content into Copyrighted Monetization = Current Revenues

Out of 27 million items available on iTunes, Rightscorp is currently authorized to **REPRESENT 1,500,000 COPYRIGHTS AND HAS INGESTED 168,793** of this current catalog into their proprietary copyright monetization system.

Source: 2012 Apple® press release, according to which their catalog at that time represented ~27 Million titles (www.apple.com/pr/library/2012/09/12Apple-Unveils-New-iTunes.html)

2014 INGESTED COPYRIGHTS


180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
29,497
2,000
28,424
17,958
46,382
11,251
57,633
13,820
71,452
11,535
82,988
26,207
109,195
31,496
140,690
14,815
[VALUE]
[VALUE]
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
New Copyrights Ingested
Existing Ingested Copyrights

ISP GROWTH TREND



250
200
150
100
50
0
Participating ISPs
33.3% increase
5
6
14
15
20
24
35
50
70
150
200
Jul 11
Sep 11
Apr 12
Jul 12
Sep 14
Oct 12
Jun 13
Jan 14
Jun 14
Sep 14
Nov 14

Rightcorp estimates 1,800 ISPs in US; current coverage of 200 ISPs represents 5 of the top 10, and **roughly 15% of US population**

QUARTERLY REVENUE GROWTH


$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$4,644
$16,060
$23,109
$52,754
$49,256
$52,669
$64,949
$157,141
$188,933
$251,481
$248,837
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

Note: unaudited historical revenue

ANNUAL REVENUE GROWTH



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$4,543
$96,565
$324,016
$440,414
$688,801
2011 (Full Year)
2012 (Full Year)
2013 (Full Year)
2014 (First 6 Months)
2014 (First 9 Months)

Note: all figures for the current fiscal year are only representative through Q3, are to date unaudited and could be subject to later adjustments

ANNUAL REVENUE POTENTIAL

REVENUE BASED ON ISP CONTACTS

(assuming current 27 million copyrights)


$345 MILLION
$2.33 BILLION
150+ ISPs
1,800 ISPs

WHY INVEST IN RIGHTSCORP…

- **POTENTIAL TO MONETIZE BILLIONS** of dollars in illegally distributed content globally.
- **PROPRIETARY TECHNOLOGY** implements existing copyright laws and generates results.
- **DELIVERING CONSISTENT DOUBLE-DIGIT** quarterly revenue growth.
- **RECENTLY INCREASED REPRESENTATION** to 1.5+ million copyrights.
- **INCREASED ISP PARTICIPATION** to over 200.
- **CLOSED OVER 130,000+** cases to date.
- **ANNOUNCED INGESTION RATE** to 160,000+ cases.
- **REWARDS CREATORS AND OWNERS** of copyrighted their IP fair share.
- **IN DISCUSSIONS WITH MAJORITY** of major music publishers.

RIGHTSCORP

CONTACTS

CORPORATE

CHRISTOPHER SABEC, CEO
Rightscorp, Inc.
310.751.7511
cjsabec@rightscorp.com

INVESTOR RELATIONS

ANDREW HAAG, MANAGING PARTNER
IRTH Communications
866.976.4784
rightscorp@irthcommunications.com

LEGAL

GREGORY SICHENZIA, PARTNER
Sichenzia Ross Friedman Ference LLP
212.930.9700
gsichenzia@srff.com

RIGHTSCORP